SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

March 22, 2012

Date of Report

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 1800, Denver, Colorado	80203-4518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01 REGULATION FD DISCLOSURE

On March 22, 2012, Cimarex Energy Co. (the “Company”) issued a press release announcing that it intends, subject to market conditions, to publicly offer $650 million aggregate principal amount of senior unsecured notes due 2022 (the “2022 Notes”) in a registered public offering (the “Notes Offering”). The 2022 Notes will be senior unsecured obligations of the Company and will be guaranteed by substantially all of the Company’s subsidiaries. A copy of the press release announcing the Notes Offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

D. Exhibits

Exhibit No.	Description

99.1	Cimarex News Release, March 22, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated:	March 22, 2012	By:	/s/ Paul Korus
Paul Korus, Senior Vice President, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Cimarex News Release, dated March 22, 2012

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